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                                                                   Exhibit 10.59

                               ELEVENTH AMENDMENT
                                     TO THE
                      FISHER SCIENTIFIC INTERNATIONAL INC.
                         SAVINGS AND PROFIT SHARING PLAN

      WHEREAS, Fisher Scientific International Inc. (the "Company") established and maintains the Fisher Scientific International Inc. Savings and Profit Sharing Plan (the "Plan"); and

      WHEREAS, the Fisher Scientific International Inc. Administrative and Investment Committee (the "Committee") has the authority pursuant to Sections
11.1 and 11.5 of the Plan to amend the Plan; and

      WHEREAS, the Committee desires to impose a one-year eligibility requirement for the purpose of Company matching contributions except for those employees subject to a specific collective bargaining agreement;

      NOW, THEREFORE, be it resolved as follows:

      RESOLVED, that effective as of January 1, 2005, Section 2.1 of the Plan is hereby amended by the addition of a new subsection (c) to read in its entirety as follows:

      "(c) Eligibility for Company Matching Contributions. Any Employee hired on or after January 1, 2005 shall be eligible to receive Company Basic Matching Contributions as of the first payroll period coinciding with or next following the completion of one Year of Service. This requirement shall not apply to any Employee covered by the collective bargaining agreement with the United Brotherhood of Carpenters and Joiners, Arkansas Regional Counsel, Local Number 1225 who shall remain eligible for Company Basic Matching Contributions upon becoming a Participant in the Plan."

      RESOLVED, FINALLY, that all other provisions of the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the Fisher Scientific International Inc. Savings and Profit Sharing Plan is amended this 22 day of December, 2004.

                                        ADMINISTRATIVE AND INVESTMENT COMMITTEE

                                        /s/ Paul M. Meister
                                        ------------------------------------
                                        Paul M. Meister

                                        /s/ Todd M. DuChene
                                        ------------------------------------
                                        Todd M. DuChene